ANNUAL REPORT

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Fund for U.S. Government Securities II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year period from January 1, 1999 through December 31, 1999. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's government bond holdings and the financial statements.

To help your money pursue an attractive level of income, Federated Fund for U.S. Government Securities II invests primarily in short- to intermediate- term U.S. government mortgage-backed securities and U.S. Treasury notes and bonds.

During the 12-month reporting period, the fund produced an income stream that totaled $0.44 per share in addition to a capital gain of $0.09 per share. In the rising interest rate environment that caused bond prices to fall, a decrease in the fund's net asset value resulted in a total return of (0.60%) for the reporting period. 1 On December 31, 1999, net assets reached $133 million.

Thank you for choosing Federated Fund for U.S. Government Securities II as a diversified, professionally managed way to pursue income opportunities through government bonds. We will continue to keep you up-to-date on your progress. As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

J. Christopher Donahue

President

January 15, 2000

1 Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

Investment Review

Federated Fund for U.S. Government Securities II ("the Fund"), a portfolio of Federated Insurance Series, invests in U.S. government securities which include agency mortgage (Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), and Government National Mortgage Association (GNMA)), U.S. Treasury and agency debenture securities. The "base" portfolio is a two-thirds/ one-third blend of mortgage-backed securities (MBS) and Treasury/agency securities, respectively.

In 1999, financial markets and worldwide economies recovered from the crisis of 1998. Investor demand for U.S. Treasury securities declined as stability and liquidity returned to various fixed income markets. Evidence of rebounding foreign economies and stronger than expected domestic growth led to concerns over inflationary pressures. As domestic unemployment declined and consumer demand remained robust, the Federal Reserve Board acted on three separate occasions to raise the Federal Funds rate a total of 75 basis points. Consequently, fixed income yields increased and prices, which move inversely to yields, declined. Two- and ten-year Treasurys yielded 6.24% and 6.44% at reporting period end, with increases of 1.70% and 1.79%, respectively.

Consumer spending continued to grow as record breaking equity market performance and employment gains fueled consumer confidence and wealth. Strong job growth caused the unemployment rate to decline to 4.1%, the lowest rate since 1970. Despite historically low unemployment, wage gains and inflationary pressures remained subdued, due in part to advances in productivity. While energy prices increased drastically during the reporting period, the core Consumer Price Index 1 (which excludes the volatile food and energy sectors) rose 1.9% year-over-year, the smallest annual increase since 1965. In short, the domestic economy displayed a phenomenal blend of robust growth and low inflation.

MBS outperformed Treasurys for the year although intra-period spread volatility was notable. Mortgage spreads contracted significantly in the first half of 1999, reversed course and expanded to historically wide levels in August and, again, did a turnabout and narrowed through year end. Par-priced conventional mortgage spreads ended the year at 131 basis points, 35 basis points tighter for the period. Similar to MBS, agency debt spreads reached the widest levels of the year early in the second half of the reporting period, however, these spreads closed the year with little change.

1 The Consumer Price Index is a measure of the average change over time in the prices paid by urban consumers for goods and services.

While mortgages performed well relative to other fixed income assets, disparities within the sector were not insignificant. Lower coupon MBS underperformed relative to higher coupon cohorts due to greater duration extension. Throughout the year, lower coupon exposure was reduced via up-in-coupon trades designed to take advantage of greater income and relative value opportunities. As of year end, the MBS allocation favored 7% to 8% coupons.

We continue to prefer MBS due to favorable prepayment, issuance and supply/demand characteristics. Prepayment risk declined precipitously over the reporting period, as indicated by the Mortgage Bankers Association's Refinance Index, 2 which declined over 75%. Monthly mortgage issuance declined along with refinance opportunities. From January to December, monthly mortgage issuance dropped over 60%. Given wide spreads with low prepayments and issuance, the Fund moved to a mortgage overweight beginning in the second half of the year, reflecting our positive sector view.

The government allocation (Treasury/agency debt) continued to favor agency debt versus Treasury securities. While significant issuance from government-sponsored entities such as FNMA and FHLMC may keep spreads on the wider side of their historical range, we believe government agency securities offer long-term value relative to Treasurys.

The MBS and Treasury/agency debt allocation closed the period at 69% and 31%, respectively. The Fund's duration ended the reporting period at 4.67 years versus the blended benchmark's 4.55 years (67% Lehman Brothers MBS Index and 33% Lehman Brothers Government Index). 3 The net total return for the 12-month reporting period ended December 31, 1999 was (0.60%)4 versus 0.50% for the unmanaged benchmark.

2 The Mortgage Bankers Association's Refinance Index is a weekly applications survey of the Mortgage Bankers Association which covers approximately 40% of all U.S. retail residential mortgage originations and has been conducted since 1990. Respondents include mortgage bankers, commercial banks and thrifts.

3 The Lehman Brothers Mortgage-Backed Securities Index is composed of all fixed rate, securitized mortgage pools by GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage Association), and FLHMC (Federal Home Loan Mortgage Corporation). The Lehman Brothers Government Index includes the Treasury and Agency Indexes. The Treasury component includes public obligations of the U.S. Treasury that have remaining maturities of more than one year. The Agency component includes both callable and noncallable agency securities. This includes publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. These three indexes are unmanaged, and investments cannot be made in an index.

4 Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

Last Meeting of Shareholders

A Special Meeting of Shareholders of the Fund was held on November 15, 1999. On September 16, 1999, the record date for shareholders voting at the meeting, there were 12,202,596 total outstanding shares. The following items were considered by shareholders of the Fund and the results of their voting were as follows:

AGENDA ITEM 1

To elect six Trustees 1-all portfolios of Federated Insurance Series voting together.




                                    WITHHELD
                                    AUTHORITY
                                   FOR TO VOTE
Thomas G. Bigley                     240,211,548    7,152,692
Nicholas P. Constantakis             239,928,312    7,435,928
John F. Cunningham                   240,226,307    7,137,933
Charles F. Mansfield                 240,298,855    7,065,386
John E. Murray, Jr., J.D., S.J.D.    240,016,672    7,347,569
John S. Walsh                        240,224,615    7,139,625


1 The following Trustees continued their terms as Trustees: John F. Donahue, John T. Conroy, Jr., J. Christopher Donahue, Lawrence D. Ellis, M.D., Peter E. Madden and Marjorie P. Smuts.

AGENDA ITEM 2

To make changes to the Fund's fundamental investment policies:

(a) To approve amending the Fund's fundamental investment policy regarding diversification.




FOR         AGAINST   ABSTENTIONS
8,476,534   435,015   721,129


(b) To approve amending the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.




FOR         AGAINST   ABSTENTIONS
8,469,335   469,981   693,362


(c) To approve amending the Fund's fundamental investment policy regarding investments in real estate.




FOR         AGAINST   ABSTENTIONS
8,453,004   458,545   721,129


(d) To approve amending the Fund's fundamental investment policy regarding investments in commodities.




FOR         AGAINST   ABSTENTIONS
8,470,091   441,458   721,129


(e) To approve amending the Fund's fundamental investment policy regarding underwriting securities.




FOR         AGAINST   ABSTENTIONS
8,474,330   437,218   721,129


(f) To approve amending the Fund's fundamental investment policy regarding lending by the Fund.




FOR         AGAINST   ABSTENTIONS
8,466,699   442,646   723,333


(g) To approve amending the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.




FOR         AGAINST   ABSTENTIONS
8,468,946   442,602   721,129


(h) To approve amending, and making nonfundamental, the Fund's fundamental investment policy regarding buying securities on margin.




FOR         AGAINST   ABSTENTIONS
8,466,826   444,722   721,129


(i) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding pledging assets.




FOR         AGAINST   ABSTENTIONS
8,465,655   443,690   723,333


AGENDA ITEM 3

To approve eliminating the Fund's fundamental investment policy regarding selling securities short.




FOR         AGAINST   ABSTENTIONS
8,229,443   540,032   863,203


GROWTH OF $10,000 INVESTED IN FEDERATED FUND FOR U.S. GOVERNMENT
SECURITIES II

[Graphic]





AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1999
1 Year                             (0.60%)
Start of Performance (3/28/94)      5.36%


"Graphic representation "A" omitted.  See Appendix."

The graph above illustrates the hypothetical investment of $10,000 1 in the Federated Fund for U.S. Government Securities II (the "Fund") from
March 28, 1994 (start of performance) to December 31, 1999, compared to the Lehman Brothers 5 Year Treasury Bellwether Index (LB5TB),2 Lehman Brothers Government/Mortgage-Backed Index (LBGM),2 and the Lipper U.S. Mortgage Funds Average (LUSMFA).3

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5TB, LBGM, and the LUSMFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LB5TB and LBGM are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

Portfolio of Investments

DECEMBER 31, 1999




PRINCIPAL
AMOUNT                                                    VALUE
                   INTERMEDIATE-TERM
                   U.S. GOVERNMENT
                   OBLIGATIONS-13.8%
  $  1,000,000     Federal Farm Credit Bank,
                   7.350%, 3/24/2005               $   1,018,420
     2,500,000     Federal Home Loan Bank
                   System, 4.875%, 1/22/2002           2,420,550
     1,000,000     Federal Home Loan Bank
                   System, 5.125%, 2/26/2002             971,150
     2,500,000     Federal Home Loan Bank
                   System, 5.500%, 1/21/2003           2,412,000
     1,000,000     Federal Home Loan Bank
                   System, 5.530%, 1/15/2003             965,010
     2,500,000     Federal Home Loan Bank
                   System, 5.905%, 3/27/2008           2,305,750
     4,500,000     Federal Home Loan Bank
                   System, 5.935%, 7/6/2001            4,466,385
       750,000     Federal Home Loan Bank
                   System, 6.185%, 5/6/2008              704,175
     1,200,000     Federal Home Loan Bank
                   System, 6.500%, 8/14/2009           1,150,632
     1,000,000     Federal Home Loan Bank
                   System, 6.830%, 7/17/2001           1,004,530
     1,000,000     Federal Home Loan Bank
                   System, 7.660%, 7/20/2004           1,028,810
                   TOTAL INTERMEDIATE-TERM
                   U.S. GOVERNMENT OBLIGATIONS
                   (IDENTIFIED COST $18,992,579)      18,447,412
                   LONG-TERM U.S. GOVERNMENT
                   OBLIGATIONS-70.0%
                   FEDERAL HOME LOAN MORTGAGE
                   CORPORATION-22.8%
     2,000,000   1 8.000%, 1/1/2029                    2,019,380
     2,000,000     5.700%, 1/25/2000                   1,994,380
     5,945,515     6.000%, 1/1/2014 -
                   11/1/2028                           5,541,479
    10,860,608     6.500%, 5/1/2024 -
                   7/1/2029                           10,260,413
     4,922,168     7.000%, 8/1/2028 -
                   5/1/2029                            4,769,876
     5,666,671     7.500%, 6/1/2029 -
                   11/1/2029                           5,612,172
       229,656     9.000%, 2/1/2025 -
                   5/1/2025                              239,274
                   TOTAL                              30,436,974
PRINCIPAL
AMOUNT                                                    VALUE
                   LONG-TERM U.S. GOVERNMENT
                   OBLIGATIONS-continued
                   FEDERAL NATIONAL MORTGAGE
                   ASSOCIATION-23.1%
 $   7,940,000   1 7.000%, 1/1/2014               $    7,855,677
     1,000,000   1 8.000%, 1/1/2029                    1,008,120
     5,619,512     6.000%, 5/1/2014 -
                   6/1/2014                            5,336,794
    10,006,187  1  6.500%, 12/1/2028 -
                   9/1/2029                            9,443,326
     2,126,932     7.000%, 2/1/2024 -
                   9/1/2029                            2,059,526
     3,905,197     7.500%, 12/1/2027 -
                   9/1/2028                            3,866,559
     1,245,595     8.000%, 10/1/2027 -
                   12/1/2027                           1,255,709
                   TOTAL                              30,825,711
                   GOVERNMENT NATIONAL
                   MORTGAGE ASSOCIATION-24.1%
     6,000,000   1 8.000%, 1/1/2029                    6,060,000
     1,238,852     6.000%, 9/15/2028 -
                   4/15/2029                           1,129,685
     6,229,749     6.500%, 12/15/2023 -
                   7/15/2029                           5,879,621
    11,743,936     7.000%, 12/15/2027 -
                   12/15/2028                         11,358,736
     5,005,456     7.500%, 10/15/2026 -
                   10/15/2029                          4,950,700
     1,998,435     8.000%, 11/15/2029                  2,018,420
       318,555     8.500%, 6/15/2027                     327,513
       517,806     9.500%, 11/15/2016                    554,213
                   TOTAL                              32,278,888
                   TOTAL LONG-TERM
                   U.S. GOVERNMENT
                   OBLIGATIONS (IDENTIFIED
                   COST $97,065,325)                  93,541,573
                   U.S. TREASURY OBLIGATIONS-
                   16.3%
     2,850,000     United States Treasury
                   Bonds, 6.000%, 8/15/2009 -
                   2/15/2026                           2,701,252
     2,250,000     United States Treasury
                   Bonds, 6.125%, 11/15/2027           2,093,018
     2,300,000     United States Treasury
                   Bonds, 8.000%, 11/15/2021           2,608,798
     2,200,000     United States Treasury
                   Bonds, 9.250%, 2/15/2016            2,715,064
     1,390,000     United States Treasury
                   Bonds, 11.250%, 2/15/2015           1,963,180
     1,600,000     United States Treasury
                   Notes, 5.000%, 4/30/2001            1,577,056
     3,100,000     United States Treasury
                   Notes, 5.375%, 6/30/2003            3,007,930
     2,100,000     United States Treasury
                   Notes, 5.625%, 5/15/2008            1,975,659
     1,700,000     United States Treasury
                   Notes, 5.875%, 11/30/2001           1,689,647
     1,500,000     United States Treasury
                   Notes, 6.250%, 2/28/2002            1,500,270
                   TOTAL U.S. TREASURY
                   OBLIGATIONS (IDENTIFIED
                   COST $22,973,269)                  21,831,874
PRINCIPAL
AMOUNT                                                    VALUE
                   REPURCHASE AGREEMENTS-8.8% 2
 $     865,000     Bank of America, 3.150%,
                   dated 12/31/1999, due
                   1/3/2000                       $      865,000
     3,000,000   3 Goldman Sachs Group, LP,
                   5.740%, dated 12/8/1999,
                   due 1/19/2000                       3,000,000
     3,510,000   3 Goldman Sachs Group, LP,
                   5.740%, dated 12/8/1999,
                   due 1/24/2000                       3,510,000
     4,400,000   3 Morgan Stanley Group,
                   Inc., 5.650%, dated
                   11/26/1999, due 1/24/2000           4,400,000
                   TOTAL REPURCHASE
                   AGREEMENTS (AT AMORTIZED
                   COST)  11,775,000
                   TOTAL INVESTMENTS
                   (IDENTIFIED COST
                   $150,806,173) 4                 $ 145,595,859


1 These securities are subject to dollar roll transactions.

2 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements is through participation in joint accounts with other Federated funds.

3 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

4 The cost of investments for federal tax purposes amounts to $150,806,173. The net unrealized depreciation of investments on a federal tax basis amounts to $5,210,314 which is comprised of $74,511 appreciation and $5,284,825 depreciation at December 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($133,737,650) at December 31, 1999.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

DECEMBER 31, 1999




ASSETS:
Total investments in
securities, at value
(identified and tax cost
$150,806,173)                                    $ 145,595,859
Cash                                                     4,351
Income receivable                                    1,264,907
Receivable for investments
sold                                                 8,270,695
Receivable for shares sold                             296,078
TOTAL ASSETS                                       155,431,890
LIABILITIES:
Payable for investments
purchased                       $  8,515,705
Payable for shares
redeemed                             225,686
Payable for dollar roll
transactions                      12,924,331
Accrued expenses                      28,518
TOTAL LIABILITIES                                   21,694,240
Net assets for 12,665,462
shares outstanding                               $ 133,737,650
NET ASSETS CONSIST OF:
Paid in capital                                  $ 132,522,284
Net unrealized
depreciation of
investments                                         (5,210,314)
Accumulated net realized
loss on investments                                   (355,965)
Undistributed net
investment income                                    6,781,645
TOTAL NET ASSETS                                 $ 133,737,650
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE:
$133,737,650 / 12,665,462
shares outstanding                                      $10.56


See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED DECEMBER 31, 1999




INVESTMENT INCOME:
Interest (net of dollar
roll expense of $335,303)                        $  7,828,806
EXPENSES:
Investment adviser fee         $   744,490
Administrative personnel
and services fee                   127,063
Custodian fees                      13,805
Transfer and dividend
disbursing agent fees and
expenses                            42,837
Directors'/Trustees' fees            2,932
Auditing fees                       12,631
Legal fees                           3,578
Portfolio accounting fees           46,260
Share registration costs             4,460
Printing and postage                47,010
Insurance premiums                     290
Miscellaneous                        2,443
TOTAL EXPENSES                   1,047,799
WAIVER:
Waiver of investment
adviser fee                           (638)
Net expenses                                        1,047,161
Net investment income                               6,781,645
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on
investments                                          (355,965)
Net change in unrealized
appreciation
(depreciation) of
investments                                        (7,012,515)
Net realized and
unrealized loss on
investments                                        (7,368,480)
Change in net assets
resulting from operations                        $   (586,835)


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets





YEAR ENDED DECEMBER 31                    1999                1998
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:
Net investment income            $   6,781,645       $   4,680,557
Net realized gain (loss) on
investments ($(355,965)
and $919,638,
respectively, as computed
for federal tax purposes)             (355,965)            919,660
Net change in unrealized
appreciation/depreciation           (7,012,515)            535,278
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS             (586,835)          6,135,495
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net
investment income                   (4,657,725)         (1,184,475)
Distributions from net
realized gains                        (919,156)            (52,421)
CHANGE IN NET ASSETS
RESULTING FROM
DISTRIBUTIONS
TO SHAREHOLDERS                     (5,576,881)         (1,236,896)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                              66,466,729          92,242,565
Net asset value of shares
issued to shareholders in
payment of
distributions declared               5,576,878           1,236,865
Cost of shares redeemed            (43,492,695)        (50,126,525)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                        28,550,912          43,352,905
Change in net assets                22,387,196          48,251,504
NET ASSETS:
Beginning of period                111,350,454          63,098,950
End of period (including
undistributed net
investment income of
$6,781,645 and $4,672,616,
respectively)                    $ 133,737,650       $ 111,350,454


See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




YEAR ENDED DECEMBER 31            1999           1998        1997        1996        1995
NET ASSET VALUE, BEGINNING
OF PERIOD                       $11.15         $10.54      $10.09      $10.29     $  9.99
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income             0.51           0.44        0.58        0.59        0.54
Net realized and
unrealized gain (loss)
on investments                   (0.57)          0.36        0.26       (0.18)       0.30
TOTAL FROM INVESTMENT
OPERATIONS                       (0.06)          0.80        0.84        0.41        0.84
LESS DISTRIBUTIONS:
Distributions from net
investment income                (0.44)         (0.18)      (0.39)      (0.57)      (0.54)
Distributions from net
realized gain on
investments                      (0.09)         (0.01)          -       (0.04)          -
TOTAL DISTRIBUTIONS              (0.53)         (0.19)      (0.39)      (0.61)      (0.54)
NET ASSET VALUE, END OF
PERIOD                          $10.56         $11.15      $10.54      $10.09      $10.29
TOTAL RETURN 1                   (0.60%)         7.66%       8.58%       4.20%       8.77%

RATIOS TO AVERAGE NET
ASSETS:
Expenses                          0.84%          0.85%       0.80%       0.80%       0.80%
Net investment income             5.47%          5.44%       5.98%       6.00%       6.00%
Expense
waiver/reimbursement 2            0.00  3        0.08%       0.45%       1.01%       4.81%
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                 $133,738       $111,350     $63,099     $34,965     $12,264
Portfolio turnover                  84%            99%         73%         97%         65%


1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and net income ratios shown above.

3 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

DECEMBER 31, 1999

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated Fund for U.S. Government Securities II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the fund is to seek provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short- term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date. Non-cash dividends included in dividend income, if any, are recorded, at fair value.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal taxes is necessary.

At December 31, 1999, the Fund, for federal tax purposes, had a capital loss carryforward of $355,965, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and this will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2007.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for equalization. The following reclassifications have been made to the financial statements:




           INCREASE (DECREASE)
                  UNDISTRIBUTED NET
PAID-IN CAPITAL   INVESTMENT INCOME
$14,891                    $(14,891)


Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contact.

DOLLAR ROLL TRANSACTIONS

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:




YEAR ENDED DECEMBER 31              1999           1998
Shares sold                    6,220,284      8,487,195
Shares issued to
shareholders in payment of
distributions declared           526,121        117,350
Shares redeemed               (4,071,941)    (4,597,436)
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS             2,674,464      4,007,109


INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets.

The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 1999, the Fund did not incur a shareholder services fee.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, FSSC serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ, maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1999, were as follows:




Purchases     $ 129,759,938
Sales         $ 103,545,276


Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF THE FEDERATED INSURANCE SERIES

AND SHAREHOLDERS OF FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated Fund for U.S. Government Securities II (the "Fund") (a portfolio of Federated Insurance Series) (the "Trust"), as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the year ended December 31, 1999 and 1998, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1999, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Fund for U.S. Government Securities II as of December 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts

January 28, 2000

Trustees 1

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

1 Trustees as of January 1, 2000.

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 [Graphic]
 Federated
 World-Class Investment Manager
 ANNUAL REPORT

Federated Fund for U.S. Government Securities II

Federated Insurance Series

ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 1999

 [Graphic]
 Federated
 Federated Fund for U.S. Government Securities II
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM
 Federated Securities Corp., Distributor

Cusip 313916207

G00846-01 (2/00)

 [Graphic]



ANNUAL REPORT

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to shareholders for Federated Prime Money Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year period from January 1, 1999 through December 31, 1999. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's money market holdings and the financial statements.

Over the reporting period, the fund kept shareholders' cash working-and accessible-every day while maintaining a stable per share price of $1.00. 1

To provide a competitive daily yield, the fund invests in a diversified portfolio of high-quality money market securities. Over the 12-month reporting period, the fund paid a total of $0.05 per share in dividends to shareholders. On December 31, 1999, net assets reached $193.9 million.

Thank you for choosing Federated Prime Money Fund II as a convenient, professionally managed way to keep your ready cash working. We'll continue to keep you up-to-date on your investment, and welcome your comments and suggestions.

Sincerely,

[Graphic]

J. Christopher Donahue
President
January 15, 2000

1 An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investment Review

Federated Prime Money Market Fund II (the "Fund") invests in a portfolio of high-quality fixed income securities maturing in 397 days or less. The average maturity of these securities, computed on a dollar weighted basis, is restricted to 90 days or less. Portfolio securities must be rated in one of the two highest short-term rating categories by one or more of the nationally recognized statistical rating organizations or be of comparable quality to securities having such ratings. Typical security types include, but are not limited to, commercial paper, certificates of deposit, time deposits, variable rate instruments and repurchase agreements.

The second half of 1999 brought low unemployment and a remarkable rise in productivity in the United States. The Federal Reserve Board (the "Fed") raised interest rates three times: on June 30th, August 24th and November 30th. The Federal Funds target rate increased from 4.75% to 5.50%. The first two interest rate increases were the Fed's attempt to partially undo the three rate cuts from the prior year in the wake of the financial market crises overseas. The November rate hike was viewed as an attempt to keep the strong U.S. economy from overheating and to prevent inflationary imbalances.

Thirty day commercial paper was at 4.86% on June 1, 1999, and then rose in anticipation of the three Federal Open Market Committee interest rate increases. On December 31, 1999, the 30-day commercial paper rate stood at 5.40%.

The money market yield curve for the second half of 1999 contained large spikes at various points in time. At the end of September, with three-month commercial paper maturing over year-end and with potential Year 2000 concerns, the three-month commercial paper rate jumped from 5.35% to 5.90% over two days. The same phenomenon occurred in the two-month and one-month commercial paper rates as these maturity dates carried into January 2000. We believe these spikes in yields will dissipate in January 2000 and believe there will be a more normal money market yield curve next year. We also anticipate that the Fed will continue to raise interest rates in early 2000 if economic indicators show demand exceeding potential supply.

The target average maturity range for the Fund remained in the 45-55 day range. In structuring the Fund, there was continued emphasis placed on positioning 30-35% of the Fund's assets in variable rate demand notes and accomplishing a modest barbell structure.

During the 12-month reporting period ended December 31, 1999, the net assets of the Fund increased from $103.1 million to $193.9 million, while the 7-day net yield increased from 4.52% to 4.95%. 1 The effective average maturity of the Fund on December 31, 1999 was 37 days.

1 Performance quoted represents past performance and is no guarantee of future results. Yield will vary. Yields quoted for money market funds most closely reflect the fund's current earnings. Performance information does not reflect the charges and expenses of a variable life insurance contract.

Last Meeting of Shareholders

A Special Meeting of Shareholders of the Fund was held on November 15, 1999. On September 16, 1999, the record date for shareholders voting at the meeting, there were 166,056,393 total outstanding shares. The following items were considered by shareholders of the Fund and the results of their voting were as follows:

AGENDA ITEM 1:

To elect six Trustees 1-all portfolios of Federated Insurance Series voting together.

                                                  WITHHELD
                                                  AUTHORITY
                                    FOR           TO VOTE
Thomas G. Bigley                    240,211,548   7,152,692
Nicholas P. Constantakis            239,928,312   7,435,928
John F. Cunningham                  240,226,307   7,137,933
Charles F. Mansfield, Jr.           240,298,855   7,065,386
John E. Murray, Jr., J.D., S.J.D.   240,016,672   7,347,569
John S. Walsh                       240,224,615   7,139,625

1 The following Trustees continued their terms as Trustees: John F. Donahue, John T. Conroy, Jr., J. Christopher Donahue, Lawrence D. Ellis, M.D., Peter E. Madden and Marjorie P. Smuts.

AGENDA ITEM 2:

To make changes to the Fund's fundamental investment policies:

(a) To approve amending the Fund's fundamental investment policy regarding diversification.

FOR           AGAINST     ABSTENTIONS
154,297,217   6,729,189   5,029,986

(b) To approve amending the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.

FOR           AGAINST     ABSTENTIONS
154,059,980   6,966,425   5,029,986

(c) To approve amending the Fund's fundamental investment policy regarding investments in real estate.

FOR           AGAINST     ABSTENTIONS
154,279,590   6,746,816   5,029,986

(d) To approve amending the Fund's funda-mental investment policy regarding investments in commodities.

FOR           AGAINST     ABSTENTIONS
153,822,401   7,204,004   5,029,986

(e) To approve amending the Fund's fundamental investment policy regarding underwriting securities.

FOR           AGAINST     ABSTENTIONS
154,297,217   6,729,189   5,029,986

(f) To approve amending the Fund's fundamental investment policy regarding lending by the Fund.

FOR           AGAINST     ABSTENTIONS
154,193,187   6,833,218   5,029,986

(g) To approve amending the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.

FOR           AGAINST     ABSTENTIONS
154,279,590   6,746,816   5,029,986

(h) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.

FOR           AGAINST     ABSTENTIONS
154,000,068   7,026,338   5,029,986

(i) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding pledging assets.

FOR           AGAINST     ABSTENTIONS
154,052,711   6,973,694   5,029,986

AGENDA ITEM 3:

To approve eliminating the Fund's fundamental investment policy regarding selling securities short.

FOR           AGAINST     ABSTENTIONS
149,772,617   8,975,181   7,308,594

Portfolio of Investments

DECEMBER 31, 1999

PRINCIPAL
AMOUNT                                                    VALUE
                 SHORT-TERM NOTES-1.0%
                 FINANCE - AUTOMOTIVE-0.3%
  $    284,632   Honda Auto Lease Trust
                 1999-A, Class A1, 5.445%,
                 8/15/2000                        $     284,632
       373,712   Toyota Auto Receivables
                 1999-A Owner Trust, Class
                 1, 5.365%, 8/11/2000                   373,712
                 TOTAL                                  658,344
                 FINANCE - EQUIPMENT-0.7%
       401,978   Caterpillar Financial
                 Asset Trust 1999-A, Class
                 1, 5.365%, 7/25/2000                   401,978
       747,792   Copelco Capital Funding
                 LLC 1999-B, Class A-1,
                 5.937%, 10/18/2000                     747,792
       140,455   Navistar Financial 1999-A
                 Owner Trust, Class A-1,
                 5.002%, 6/15/2000                      140,455
                 TOTAL                                1,290,225
                 TOTAL SHORT-TERM NOTES               1,948,569
                 CERTIFICATES OF DEPOSIT-
                 2.1%
                 BANKING-2.1%
     1,000,000   Canadian Imperial Bank of
                 Commerce, 5.000%,
                 1/27/2000                              999,979
     1,000,000   Commerzbank AG, Frankfurt,
                 5.232%, 3/9/2000                       999,969
     2,000,000   UBS AG, 5.080% - 6.130%,
                 1/13/2000 - 11/29/2000               1,999,503
                 TOTAL CERTIFICATES OF
                 DEPOSIT                              3,999,451
                 COMMERCIAL PAPER-39.1%
                 AEROSPACE/AUTO-1.0%
     2,000,000   Johnson Controls, Inc.,
                 5.950%, 1/26/2000                    1,991,736
                 BANKING-13.7%
     3,000,000   Barclays U.S. Funding
                 Corp., (Guaranteed by
                 Barclays Bank PLC,
                 London), 10.000%, 1/3/2000           2,998,333
     8,000,000   Cregem North America,
                 Inc., (Guaranteed by
                 Credit Communal de
                 Belgique, Brussels),
                 5.830% - 5.920%, 2/8/2000 -
                 4/17/2000                            7,904,860
PRINCIPAL
AMOUNT                                                    VALUE
                 COMMERCIAL PAPER-continued
                 BANKING-CONTINUED
  $  5,700,000   Den Danske Corp., Inc.,
                 (Guaranteed by Den Danske
                 Bank A/S), 5.870% - 5.890%,
                 3/1/2000 - 5/2/2000              $   5,636,992
     6,023,000   Fountain Square Commercial
                 Funding Corp., (Fifth
                 Third Bank, Cincinnati
                 Support Agreement),
                 6.030%, 1/27/2000                    5,996,770
     3,000,000   Greenwich Funding Corp.,
                 4.930% -5.950%, 1/18/2000
                 - 2/1/2000                           2,990,135
     1,000,000   Westpac Capital Corp.,
                 (Guaranteed by Westpac
                 Banking Corp. Ltd.,
                 Sydney), 5.800%, 5/2/2000              980,344
                 TOTAL                               26,507,434
                 CHEMICALS-1.6%
     1,611,000   IMC Global, Inc., 6.300% -
                 6.350%, 2/15/2000                    1,598,271
     1,600,000   Rohm & Haas Co., 6.350%,
                 1/18/2000                            1,595,164
                 TOTAL                                3,193,435
                 CONSUMER PRODUCTS-1.5%
     3,000,000   Diageo Capital PLC,
                 (Guaranteed by Diageo
                 PLC), 5.700% - 5.890%,
                 1/31/2000 - 3/1/2000                 2,975,617
                 FINANCE - AUTOMOTIVE-0.8%
     1,500,000   General Motors Acceptance
                 Corp., 5.330% - 5.360%,
                 1/26/2000 - 1/31/2000                1,493,683
                 FINANCE - COMMERCIAL-10.4%
     9,000,000   Asset Securitization
                 Cooperative Corp., 5.900%,
                 1/31/2000                            8,955,750
       500,000   GE Capital International
                 Funding, Inc., (Guaranteed
                 by General Electric
                 Capital Corp.), 5.290%,
                 1/24/2000                              498,310
     2,000,000   General Electric Capital
                 Corp., 5.920%, 2/25/2000             1,981,911
     4,000,000   Receivables Capital Corp.,
                 5.940%, 1/24/2000 -
                 1/28/2000                            3,984,160
     4,800,000   Sigma Finance, Inc.,
                 (Guaranteed by Sigma
                 Finance Corp.), 5.550% -
                 5.770%, 2/4/2000 -
                 3/15/2000                            4,748,364
                 TOTAL                               20,168,495
                 FINANCE - EQUIPMENT-0.4%
       700,000   Comdisco, Inc., 6.550%,
                 1/11/2000                              698,726
PRINCIPAL
AMOUNT                                                    VALUE
                 COMMERCIAL PAPER-continued
                 INDUSTRIAL PRODUCTS-0.9%
  $  1,835,000   Praxair, Inc., 6.260% -
                 6.320%, 2/1/2000                 $   1,825,027
                 INSURANCE-6.2%
     1,000,000   Aspen Funding Corp., (MBIA
                 Insured), 6.030%, 2/2/2000             994,640
     2,000,000   Marsh USA Inc., 5.520%,
                 1/28/2000                            1,991,720
     9,000,000   Sheffield Receivables
                 Corp., 5.950% - 6.150%,
                 1/21/2000 - 2/11/2000                8,942,543
                 TOTAL                               11,928,903
                 MACHINERY, EQUIPMENT,
                 AUTO-2.1%
     4,000,000   Eaton Corp., 5.550%,
                 1/27/2000                            3,983,967
                 PHARMACEUTICALS AND HEALTH
                 CARE-0.5%
     1,000,000   American Home Products
                 Corp., 5.700%, 2/9/2000                993,825
                 TOTAL COMMERCIAL PAPER              75,760,848
                 CORPORATE NOTES-9.0%
                 BANKING-2.6%
     5,000,000   Bank One, Illinois, N.A.,
                 6.070% - 6.200%,
                 10/10/2000 - 10/23/2000              4,998,068
                 BROKERAGE-3.1%
     6,000,000   Goldman Sachs Group, Inc.,
                 6.010% - 6.512%, 3/29/2000           6,000,000
                 FINANCE - COMMERCIAL-3.3%
     6,500,000   Beta Finance, Inc.,
                 (Guaranteed by Beta
                 Finance Corp.), 5.010% -
                 6.020%,
                 1/25/2000 - 9/1/2000                 6,499,971
                 TOTAL CORPORATE NOTES               17,498,039
                 LOAN PARTICIPATION-5.5%
                 ELECTRICAL EQUIPMENT-0.3%
       600,000   Mt. Vernon Phenol Plant
                 Partnership, (Guaranteed
                 by General Electric Co.),
                 6.120%, 5/17/2000                      600,000
                 FINANCE - AUTOMOTIVE-1.0%
     2,000,000   General Motors Acceptance
                 Corp., Mortgage of PA,
                 (Guaranteed by General
                 Motors Acceptance Corp.),
                 6.210%, 2/1/2000                     2,000,000
                 FINANCE - RETAIL-4.2%
     8,000,000   Associates Financial
                 Services of America, Inc.,
                 (Guaranteed by Associates
                 Corp. of North America),
                 4.850%, 1/3/2000                     8,000,000
                 TOTAL LOAN PARTICIPATION            10,600,000
PRINCIPAL
AMOUNT                                                    VALUE
                 MUNICIPALS-0.9%
                 MUNICIPAL-0.9%
  $  1,800,000   Bergen County, NJ
                 Improvement Authority,
                 Bergen Regional Medical
                 Center Project (Series
                 1999-A), (Guaranteed by
                 Bergen County, NJ
                 Improvement Authority),
                 5.330%, 3/16/2000                $   1,800,000
                 NOTES-VARIABLE-13.3% 2
                 BANKING-7.0%
       135,000   Alabama State IDA,
                 (Wellborn Cabinet, Inc.),
                 Tax Revenue Bonds, (Fleet
                 Bank N.A. LOC), 6.050%,
                 1/6/2000                               135,000
     1,335,000   Alder Creek Properties,
                 LLC, (KeyBank, N.A. LOC),
                 6.750%, 1/6/2000                     1,335,000
     1,000,000   Bond Holdings, L.P.,
                 (SouthTrust Bank of
                 Alabama, Birmingham LOC),
                 5.920%, 01/07/2000                   1,000,000
         5,000   Capital One Funding Corp.,
                 Series 1995-A, (Bank One,
                 Indiana, N.A. LOC),
                 6.600%, 1/6/2000                         5,000
     2,000,000   Chandler, AZ IDA, South Bay
                 Circuits IMR, Series
                 1999B, (Comerica Bank
                 LOC), 5.850%, 1/6/2000               2,000,000
     2,000,000   Comerica Bank, 6.467%,
                 11/9/2000                            1,998,991
       165,000   Denver Urban Renewal
                 Authority, (Series 1992-
                 B), (Paribas, Paris LOC),
                 6.540%, 1/6/2000                       165,000
       245,000   Edgefield County, SC,
                 Series 1997 (Bondex Inc.
                 Project), (HSBC Bank USA
                 LOC), 6.003%, 1/6/2000                 245,000
       180,000   Franklin County, OH,
                 Edison Welding, Series
                 1995, (Huntington National
                 Bank, Columbus, OH LOC),
                 6.430%, 1/6/2000                       180,000
     1,000,000   James F. Taylor, Series
                 1999, (SouthTrust Bank of
                 Alabama, Birmingham LOC),
                 6.050%, 01/07/2000                   1,000,000
       380,000   La-Man Corp., (SouthTrust
                 Bank of Alabama,
                 Birmingham LOC), 6.050%,
                 01/07/2000                             380,000
     1,308,699 1 Liquid Asset Backed
                 Securities Trust, Series
                 1997-1, (Westdeutsche
                 Landesbank Girozentrale
                 Swap Agreement), 6.461%,
                 1/18/2000                            1,308,699
       475,000   Lynn Haven, FL, Taxable Revenue Bond (Series 1998- B), (Bank
                 One, Ohio, N.A.
                 LOC), 6.800%, 1/6/2000                 475,000
       550,000   Madison, WI Community
                 Development Authority,
                 Series 1997-B Hamilton
                 Point Apts., (Bank One,
                 Wisconsin, N.A. LOC),
                 6.530%, 1/6/2000                       550,000
       880,000   Maryland Economic
                 Development Corp.,
                 (Allfirst LOC), 5.930%,
                 01/07/2000                             880,000
       158,000   Maryland State IDFA, Human Genome, Series1994, (Allfirst LOC),
                 6.430%,
                 1/3/2000                               158,000
PRINCIPAL
AMOUNT                                                    VALUE
                 NOTES-VARIABLE-continued 2
                 BANKING-CONTINUED
  $    184,092 1 Rabobank Optional
                 Redemption Trust, Series
                 1997-101, 6.186%,
                 1/20/2000                        $     184,092
       350,000   Roby Company Ltd.
                 Partnership, (Huntington
                 National Bank, Columbus,
                 OH LOC), 6.430%, 1/6/2000              350,000
     1,090,000   Trap Rock Industries,
                 Inc., Series 1997, (First
                 Union National Bank,
                 Charlotte, N.C. LOC),
                 6.800%, 1/5/2000                     1,090,000
       107,000   Vista Funding Corp.,
                 Series 1994-A, (Fifth
                 Third Bank of Northwestern
                 OH LOC), 6.430%, 1/6/2000              107,000
                 TOTAL                               13,546,782
                 BROKERAGE-1.3%
     2,500,000   Morgan Stanley, Dean
                 Witter & Co., 5.180%,
                 2/4/2000                             2,500,000
                 FINANCE - COMMERCIAL-1.1%
     2,200,000   Sigma Finance, Inc.,
                 (Guaranteed by Sigma
                 Finance Corp.), 5.130% -
                 6.262%, 1/3/2000 -
                 3/22/2000                            2,200,000
                 HOMEBUILDING-0.7%
     1,300,000   Centex Corp., 6.702%,
                 1/27/2000                            1,300,000
                 INSURANCE-3.2%
     1,000,000   Allstate Life Insurance
                 Co., 6.616%, 1/1/2000                1,000,000
     1,000,000   First Allmerica Financial
                 Life Insurance Co.,
                 6.306%, 2/3/2000                     1,000,000
     1,000,000   GE Life and Annuity
                 Assurance Co., 6.200%,
                 3/1/2000                             1,000,000
     2,000,000   Jackson National Life Insurance Co., 6.315% - 6.550%, 1/24/2000
                 -
                 2/1/2000                             2,000,000
       299,611 1 Liquid Asset Backed
                 Securities Trust, Series
                 1997-3, Senior Notes,
                 (AMBAC Insured), 6.151%,
                 3/28/2000                              299,611
     1,000,000   Travelers Insurance Co.,
                 (GR-17200 to GR-17204),
                 6.168%, 1/3/2000                     1,000,000
                 TOTAL                                6,299,611
                 TOTAL NOTES - VARIABLE              25,846,393
                 REPURCHASE AGREEMENTS-
                 27.3% 3
    13,600,000   Banc of America Securities
                 LLC, 3.150%, dated
                 12/31/1999, due 1/3/2000            13,600,000
     8,000,000   Bear, Stearns and Co.,
                 3.400%, dated 12/31/1999,
                 due 1/3/2000                         8,000,000
PRINCIPAL
AMOUNT                                                    VALUE
                 REPURCHASE AGREEMENTS-
                 continued 3
  $  7,300,000   Donaldson, Lufkin and
                 Jenrette Securities Corp.,
                 3.000%, dated 12/31/1999,
                 due 1/3/2000                     $   7,300,000
     8,000,000   Paribas Corp., 3.400%,
                 dated 12/31/1999, due
                 1/3/2000                             8,000,000
     8,000,000   Warburg Dillon Reed LLC,
                 3.100%, dated 12/31/1999,
                 due 1/3/2000                         8,000,000
     8,000,000   Warburg Dillon Reed LLC,
                 3.500%, dated 12/31/1999,
                 due 1/3/2000                         8,000,000
                 TOTAL REPURCHASE
                 AGREEMENTS                          52,900,000
                 U.S. TREASURY OBLIGATIONS-
                 0.5%
                 U.S. TREASURY BILLS-0.5%
     1,000,000   United States Treasury
                 Bills, 4.730%, 1/6/2000                999,343
                 TOTAL INVESTMENTS (AT
                 AMORTIZED COST) 4                $ 191,352,643

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Trustees. At December 31, 1999, these securities amounted to $1,792,402 which represents 0.92% of net assets.

2 Floating rate note with current rate and next reset date shown.

3 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint account with other Federated funds.

4 Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($193,869,739) at December 31, 1999.

The following acronyms are used throughout this portfolio:

AMBAC -American Municipal Bond Assurance Corporation
IDA   -Industrial Development Authority
IDFA  -Industrial Development Finance Authority
LOC   -Letter of Credit
MBIA  -Municipal Bond Investors Assurance

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

DECEMBER 31, 1999

ASSETS:
Investments in repurchased
agreements                        $52,900,000
Investments in securities         138,452,643
Total investments in
securities, at amortized
cost and value                                    $ 191,352,643
Cash                                                     47,413
Income receivable                                       879,709
Receivable for shares sold                            2,720,091
TOTAL ASSETS                                        194,999,856
LIABILITIES:
Payable for shares
redeemed                            1,077,670
Income distribution
payable                                 5,440
Accrued expenses                       47,007
TOTAL LIABILITIES                                     1,130,117
Net assets for 193,869,739
shares outstanding                                $ 193,869,739
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE:
$193,869,739 / 193,869,739
shares outstanding                                        $1.00

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
Interest                                       $ 7,436,244
EXPENSES:
Investment adviser fee         $   699,793
Administrative personnel
and services fee                   125,000
Custodian fees                      17,277
Transfer and dividend
disbursing agent fees and
expenses                            42,873
Directors'/Trustees' fees            6,119
Auditing fees                       12,630
Legal fees                           5,426
Portfolio accounting fees           44,149
Share registration costs            21,214
Printing and postage                28,294
Insurance premiums                   7,349
Miscellaneous                        4,662
TOTAL EXPENSES                   1,014,786
Net investment income                          $ 6,421,458

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

YEAR ENDED DECEMBER 31                    1999                 1998
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:
Net investment income           $    6,421,458       $    4,010,679
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net
investment income                   (6,421,458)          (4,010,679)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                             594,965,372          316,636,277
Net asset value of shares
issued to shareholders in
payment of
distributions declared               6,413,607            4,013,066
Cost of shares redeemed           (510,605,822)        (277,212,104)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                        90,773,157           43,437,239
Change in net assets                90,773,157           43,437,239
NET ASSETS:
Beginning of period                103,096,582           59,659,343
End of period                   $  193,869,739       $  103,096,582

See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

YEAR ENDED DECEMBER 31                         1999         1998        1997        1996        1995
NET ASSET VALUE, BEGINNING OF PERIOD         $ 1.00       $ 1.00      $ 1.00      $ 1.00      $ 1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          0.05         0.05        0.05        0.05        0.05
LESS DISTRIBUTIONS:
Distributions from net investment income      (0.05)       (0.05)      (0.05)      (0.05)      (0.05)
NET ASSET VALUE, END OF PERIOD               $ 1.00       $ 1.00      $ 1.00      $ 1.00      $ 1.00
TOTAL RETURN 1                                 4.63%        4.92%       4.93%       4.75%       5.20%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                       0.73%        0.80%       0.80%       0.80%       0.80%
Net investment income                          4.60%        4.80%       4.84%       4.68%       5.12%
Expense waiver/reimbursement 2                    -         0.01%       0.20%       0.57%       2.69%
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)    $193,870     $103,097     $59,659     $45,655     $17,838

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

DECEMBER 31, 1999

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated Prime Money Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal taxes is necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

YEAR ENDED DECEMBER 31                1999             1998
Shares sold                    594,965,372      316,636,277
Shares issued to
shareholders in payment of
distributions declared           6,413,607        4,013,066
Shares redeemed               (510,605,822)    (277,212,104)
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS              90,773,157       43,437,239

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 1999, the Fund did not incur a shareholder services fee.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF THE FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED PRIME MONEY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated Prime Money Fund II (the "Fund") (a portfolio of the Federated Insurance Series) (the "Trust"), as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1999 and 1998, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Prime Money Fund II as of December 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
January 28, 2000

Trustees 1

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.
NICHOLAS P. CONSTANTAKIS
JOHN F. CUNNINGHAM
J. CHRISTOPHER DONAHUE
LAWRENCE D. ELLIS, M.D.
PETER E. MADDEN
CHARLES F. MANSFIELD, JR.
JOHN E. MURRAY, JR., J.D., S.J.D.
MARJORIE P. SMUTS
JOHN S. WALSH

1 Trustees as of January 1, 2000.

Officers

JOHN F. DONAHUE
Chairman

J. CHRISTOPHER DONAHUE
President

EDWARD C. GONZALES
Executive Vice President

JOHN W. MCGONIGLE
Executive Vice President and Secretary

RICHARD B. FISHER
Vice President

RICHARD J. THOMAS
Treasurer

C. GRANT ANDERSON
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated
World-Class Investment Manager

Federated Prime Money Fund II

Federated Insurance Series

ANNUAL REPORT
TO SHAREHOLDERS

ANNUAL REPORT

DECEMBER 31, 1999

[Graphic]
Federated
Federated Prime Money Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
WWW.FEDERATEDINVESTORS.COM
Federated Securities Corp., Distributor

Cusip 313916504

G00842-01 (2/00)

[Graphic]



A. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graphic presentation. The Federated Fund for U.S. Government Securities II is represented by a solid line. The Lehman Brothers 5 Year Treasury Bellwether Index is represented by a dotted line, the Lipper U.S. Mortgage Funds Average is represented by a broken line, and the Lehman Brothers Government/Mortgage-Backed Index is represented by a broken dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in Federated Fund for U.S. Government Securities II and the Lehman Brothers 5 Year Treasury Bellwether Index, the Lipper U.S. Mortgage Funds Average, and the Lehman Brothers Government/Mortgage-Backed Index. The "x" axis reflects computation periods from March 28, 1994 (start of performance) to December 31, 1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in Federated Fund for U.S. Government Securities II, as compared to the Lehman Brothers 5 year Treasury Bellwether Index, the Lipper U.S. Mortgage Funds Average, and the Lehman Brothers Government/Mortgage-Backed Index; the ending values were $13,514; $13,687; $13,803; and $14,616, respectively.